UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor 31 Queen Street Hamilton, Bermuda HM 11
(Address of principal executive offices, including zip code)
(441) 296-8560 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 29, 2013, American Safety Insurance Holdings, Ltd. (“American Safety”) received two unsolicited letters from Catalina Holdings (Bermuda) Ltd. (“Catalina”), outlining a proposed acquisition of American Safety by Catalina.  The full text of each of these letters is attached as Exhibits 99.1 and 99.2 to this Current Report and is incorporated herein by reference.

American Safety disagrees with Catalina’s characterization of the sale process conducted by its Board of Directors and advisors.  Nevertheless, the Board of Directors will evaluate Catalina’s proposal consistent with its fiduciary and legal duties, including those duties contained in the Agreement and Plan of Merger, among Fairfax Financial Holdings Limited, Fairfax Bermuda Holdings Ltd. and American Safety, dated as of June 2, 2013.

Additional Information for Shareholders

In connection with the proposed merger, American Safety Insurance Holdings, Ltd. has filed a definitive proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by American Safety Insurance Holdings, Ltd. at the Securities and Exchange Commission’s web site at www.sec.gov.  The definitive proxy statement and such other documents may also be obtained for free from American Safety Insurance Holdings, Ltd. by directing such request to American Safety Insurance Holdings, Ltd., the Boyle Building, 2nd Floor, 31 Queen Street, Hamilton HM11, Bermuda, Attn:  Corporate Secretary, telephone: (441) 542-7938, Attention:  Corporate Secretary, or from American Safety Insurance Holdings, Ltd.’s website, located at www.amsafety.com.

Participants in the Solicitation

American Safety Insurance Holdings, Ltd. and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of American Safety Insurance Holdings, Ltd.’s participants in the solicitation is set forth in American Safety’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed merger.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description
99.1	Letter to the Board of Directors of American Safety, dated July 29, 2013

99.2	Letter to the Board of Directors of American Safety, dated July 29, 2013

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2013	AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

	By:	/s/ Stephen R. Crim
Name: Stephen R. Crim
Title: President/CEO

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Letter to the Board of Directors of American Safety, dated July 29, 2013

99.2	Letter to the Board of Directors of American Safety, dated July 29, 2013